Exhibit (a)(1)(vi)

Notice of Withdrawal of Tender

Regarding Shares in Blackstone Private Credit Fund

For Clients of Clients of Charles Schwab & Co., Inc., Goldman Sachs Custody Solutions,

National Financial Services LLC / Fidelity Brokerage Services LLC,

RBC Capital Markets LLC

and

SEI Investments Company.

Tendered Pursuant to the Offer to Purchase

Dated November 1, 2024

The Offer and withdrawal rights will expire on December 2, 2024 and this Notice of Withdrawal must be received by

the Fund’s Transfer Agent, either by mail or by fax, by 11:59 p.m.,

Eastern Time, on December 2, 2024, unless the Offer is extended

Complete this Notice of Withdrawal and follow the transmittal instructions included herein

PLEASE SEND COMPLETED FORMS TO YOUR FINANCIAL ADVISOR / PORTFOLIO MANAGER

You are responsible for confirming that this Notice is received timely by your Financial Advisor or Portfolio Manager. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Dear Shareholder:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 1 of 1)

Notice of Withdrawal of Tender

Regarding Shares in Blackstone Private Credit Fund

For Clients of Clients of UBS Financial Services Inc. and Pershing LLC

Tendered Pursuant to the Offer to Purchase

Dated November 1, 2024

The Offer and withdrawal rights will expire on December 2, 2024 and this Notice of Withdrawal must be received by

the Fund’s Transfer Agent, either by mail or by fax, by 11:59 p.m.,

Eastern Time, on December 2, 2024, unless the Offer is extended

Complete this Notice of Withdrawal and follow the transmittal instructions included herein

Regular Mail	Fax: (816) 256-8862

SS&C GIDS, Inc.

Attn: Blackstone Private Credit Fund

P.O. Box 219270

Kansas City, MO 64121

Overnight Mail

SS&C GIDS, Inc.

Attn: Blackstone Private Credit Fund

801 Pennsylvania Avenue, Suite 219270

Kansas City, MO 64105-1307

FOR ADDITIONAL INFORMATION CALL: (844) 702-1299 OR EMAIL: BCRED.AI@sscinc.com

You are responsible for confirming that this Notice is received timely by SS&C GIDS, Inc., the Fund’s transfer agent. To assure good delivery, please send this page to SS&C GIDS, Inc., and not to your financial advisor. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Dear Shareholder:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.

(PAGE 1 of 2)

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 2 of 2)

Notice of Withdrawal of Tender

Regarding Shares in Blackstone Private Credit Fund

For Clients of Inspira Financial (formerly, Millennium Trust Company)

Tendered Pursuant to the Offer to Purchase

Dated November 1, 2024

The Offer and withdrawal rights will expire on December 2, 2024 and this Notice of Withdrawal must be received by

the Fund’s Transfer Agent, either by mail or by fax, by 11:59 p.m.,

Eastern Time, on December 2, 2024, unless the Offer is extended

Complete this Notice of Withdrawal and follow the transmittal instructions included herein

PLEASE SEND COMPLETED FORMS TO YOUR INSPIRA FINANCIAL ADVISOR

You are responsible for confirming that this Notice is received timely by your Financial Advisor. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Dear Shareholder:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 1 of 1)

Notice of Withdrawal of Tender

Regarding Shares in Blackstone Private Credit Fund

For Clients of Blackstone Securities Partners LP

Tendered Pursuant to the Offer to Purchase

Dated November 1, 2024

The Offer and withdrawal rights will expire on December 2, 2024 and this Notice of Withdrawal must be received by

the Fund’s Transfer Agent, either by mail or by fax, by 11:59 p.m.,

Eastern Time, on December 2, 2024, unless the Offer is extended

Complete this Notice of Withdrawal and follow the transmittal instructions included herein

PLEASE SEND COMPLETED FORMS TO YOUR BLACKSTONE FINANCIAL ADVISOR AT:

Regular Mail	Email
Blackstone Private Credit Fund 430 W. 7th Street, Suite 219270 Kansas City, MO 64105-1407	PWS-BCREDTenders@blackstone.com

You are responsible for confirming that this Notice is received timely by your Financial Advisor. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Dear Shareholder:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:

The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 1 of 1)

Notice of Withdrawal of Tender

Regarding Shares in Blackstone Private Credit Fund

For Clients of Merrill Lynch, Pierce, Fenner & Smith Incorporated

Tendered Pursuant to the Offer to Purchase

Dated November 1, 2024

The Offer and withdrawal rights will expire on December 2, 2024 and your Merrill Lynch Financial Advisor/Portfolio Manager must submit this Notice of Withdrawal for processing by 11:59 p.m.,

Eastern Time, on December 2, 2024, unless the Offer is extended

Complete this Notice of Withdrawal and deliver to your Merrill Lynch Financial Advisor/Portfolio Manager.

For additional information call your Merrill Lynch Financial Advisor/Portfolio Manager.

You are responsible for confirming that this Notice is submitted for processing timely by your Merrill Lynch Financial Advisor/Portfolio Manager. If you fail to confirm timely submission of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Dear Shareholder:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 1 of 1)

Notice of Withdrawal of Tender

Regarding Shares in Blackstone Private Credit Fund

For Clients of Morgan Stanley Smith Barney LLC

Tendered Pursuant to the Offer to Purchase

Dated November 1, 2024

The Offer and withdrawal rights will expire on December 2, 2024 and this Notice of Withdrawal must be received by

the Fund’s Transfer Agent, either by mail or by fax, by 11:59 p.m.,

Eastern Time, on December 2, 2024, unless the Offer is extended

Complete this Notice of Withdrawal and follow the transmittal instructions included herein

Please submit completed Notice of Withdrawal to Morgan Stanley’s Alternative Investment Order Entry ticketing system.

You are responsible for confirming that this Notice is received timely by your Financial Advisor. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Dear Shareholder:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 1 of 1)

Notice of Withdrawal of Tender

Regarding Shares in Blackstone Private Credit Fund

For Clients of Stifel Nicolaus & Company, Inc., LPL Financial,

Wells Fargo Bank N.A., Wells Fargo Advisors LLC, Raymond James & Associates, Inc.

Tendered Pursuant to the Offer to Purchase

Dated November 1, 2024

The Offer and withdrawal rights will expire on December 2, 2024 and this Notice of Withdrawal must be received by

the Fund’s Transfer Agent, either by mail or by fax, by 11:59 p.m.,

Eastern Time, on December 2, 2024, unless the Offer is extended

Complete this Notice of Withdrawal and follow the transmittal instructions included herein

PLEASE SEND COMPLETED FORMS TO YOUR FINANCIAL ADVISOR / PORTFOLIO MANAGER

You are responsible for confirming that this Notice is received timely by your Financial Advisor. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Dear Shareholder:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 1 of 1)